Optimize Strategy Index ETF (OPTZ) Listed on The Nasdaq Stock Market LLC Summary Prospectus July 29, 2026 www.optzfund.com
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated July 29, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders and other information about the Fund online at www.optzfund.com. You can also get this information at no cost by calling the Fund toll-free at 1-800-617-0004 or by sending an email request to ETF@usbank.com.
Investment Objective
The Optimize Strategy Index ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Optimize Strategy Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%
(1) Restated to reflect a reduction from 0.50% to 0.25% effective July 1, 2025.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected above in annual fund operating expenses or in the expense example, affect the Fund’s performance. For the fiscal year ended March 31, 2026, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.
Principal Investment Strategy
The Fund is an exchange-traded fund (“ETF”) that employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is owned and administered by Optimize Financial Inc., the Fund’s investment sub-advisor (the “Sub-Advisor”).
The Index seeks to generate returns that exceed the broader U.S. equity market over a full economic cycle as measured by the Optimize Broad Market Index, which is also owned and administered by the Sub-Advisor. The Index’s eligible universe of securities is comprised of the constituents of the Optimize Broad Market Index, which consists of equity securities of U.S. listed companies with minimum market capitalization of $850 million that meet certain minimum liquidity requirements across a broad range of sector categorizations. The investable universe does not include ETFs, closed-end funds, American depository receipts, preferred shares, warrants, rights, master limited partnerships, mineral royalty companies, and investment trusts.
To be included in the Index, eligible companies are divided into large-capitalization companies (market capitalization of $2 billion and greater) and small-capitalization companies (market capitalization less than $2 billion), then evaluated and ranked within their sectors. The Index employs a multi-factor model for scoring, ranking, and weighting stocks based on the following quality and momentum factors:
• for large capitalization companies – (1) the ratio of current earnings per share over the trailing 10-year average earnings per share; (2) the current price to earnings ratio; and (3) the 2-year forward earnings per share growth estimate; and
• for small capitalization companies – the price to sales ratio.
Once the large capitalization and small capitalization companies have been ranked within their respective sectors, the top 20% of securities are selected from each market capitalization segment in each sector. The Index weights the sectors using the sum of the market capitalization of all constituents in each sector and within each sector each constituent is equally weighted. The Index is reconstituted and rebalanced semi-annually in March and September.
The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. As of June 30, 2026, the Index was comprised of approximately 332 securities, and 53.41% of the Index and 52.98% of the Fund were represented by companies in information technology under custom sector titled ‘Bits & Bytes’.
The Fund generally uses a “replication” strategy to achieve its investment objective, meaning the Fund generally invests in all of the component securities of the Index in the same approximate proportions as the Index, but may, when the Fund’s portfolio manager believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole ( e.g. , when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities comprising the Index and in investments that have economic characteristics similar to the securities comprising the Index.
Principal Risks
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
Equity Securities Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rates, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors (for example, a global pandemic, government deficits and debt, military conflicts, inflation, tariffs, sanctions, and/or recessions). These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen (see description of “bid-ask spread” below), and shares could face trading halts and/or delisting.
◦ Costs of Buying or Selling Fund Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦ Fund Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. In addition, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). These risks are heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.
◦ Trading. Although shares are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV and the bid-ask spread could widen.
Market Capitalization Risk. The Fund may hold securities of any market capitalization and may be subject to large-capitalization investing risk and/or small-capitalization investing risk. The Index does not include a mid-capitalization category so the below risk discussion has incorporated risk disclosure for mid-capitalization companies where appropriate.
◦ Large-Capitalization Investing . The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. The securities of the companies at the lower end of the Index’s large-capitalization market range generally trade in lower volumes and are subject to greater and more unpredictable price changes than the larger-capitalization companies.
◦ Small-Capitalization Investing . The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies.
New Fund Risk. The Fund is recently organized with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Indexing Investment Risk . The Fund is not actively managed, does not attempt to outperform the Index, and will generally not take defensive positions under any market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.
Industry Concentration/Sector Risk.  The Fund’s investments may be concentrated in an industry or group of industries or focused in a particular sector to the extent the Index is so invested. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, group of industries, or sectors. As of June 30, 2026, the Index was significantly focused in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting that sector.
◦ Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Tracking Error Risk. The Fund’s returns may not match or achieve a high degree of correlation with the returns of the Index. A number of factors may contribute to tracking error such as fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, the timing or magnitude of changes to the composition of the Index, and regulatory policies. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance. The bar chart shows the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns for the periods indicated compare with the average annual total returns of the S&P 500 Total Return Index, a broad based market index, and the Optimized Strategy Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.optzfund.com .
Calendar Year Ended December 31
The year-to-date return for the Fund as of June 30, 2026, was 38.03%.

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	6/30/2025	14.93%
Lowest Return Quarter	3/31/2026	-8.93%

Average annual total returns (for periods ended December 31, 2025)
	1 year	Since Inception April 22, 2024
Return before taxes	22.75%	24.74%
Return after taxes on distributions	22.58%	24.58%
Return after taxes on distributions and sale of fund shares	13.59%	19.17%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	21.83%
Optimize Strategy Index (reflects no deduction for fees, expenses or taxes)	22.62%	25.03%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return after taxes on distributions and sale of fund shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Advisor
Sound Capital Solutions LLC (“Sound Capital” or the “Advisor”) serves as the investment advisor to the Fund.
Investment Sub-Advisor
Optimize Financial Inc. (the “Sub-Advisor”) serves as the sub-advisor to the Fund.
Portfolio Manager
Casey E. Witters, President and CEO of the Sub-Advisor, has managed the Fund since the Fund’s inception in April 2024.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (i.e., the bid-ask spread). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.optzfund.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. You should consult your tax advisor about your specific tax situation.

Financial Intermediary Compensation
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.